UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 10, 2013

Hardinge Inc.

(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902
(Address of principal executive offices) (Zip Code)

(607) 734-2281
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2013, the Board of Directors of Hardinge Inc. (the “Company”) appointed Edward J. Gaio to the position of Vice President, Business Development.  Contemporaneous with the foregoing appointment, Mr. Gaio’s service as the Company’s Chief Financial Officer and Principal Financial Officer is terminated.  The foregoing changes are effective as of December 11, 2013.

On December 10, 2013, the Board of Directors of the Company appointed Douglas J. Malone, age 48, as Vice President and Chief Financial Officer of the Company. Mr. Malone will also serve as the Company’s Principal Financial Officer.  Prior to the appointment, Mr. Malone has served as the Company’s Corporate Controller and Principal Accounting Officer since joining the Company in July 2008.  The foregoing appointment is effective as of December 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC.
Registrant

Date: December 12, 2013	By:	/S/ Richard L. Simons
Richard L. Simons
Chairman, President and Chief Executive Officer